                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date: 25th February, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 16th February 2004 with Apollonas Shipping Company, of Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47,000DWT Product/Chemical Tanker having the BUILDER's
Hull No. 0410 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars
Thirty Five Million Four Hundred and Thirty Three Thousand only (US$35,433,000)
for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By Evangelos G. Bairactaris       [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date: 25th February, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 16th February 2004 with Iraklitos Shipping Company, of Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47,000DWT Product/Chemical Tanker having the BUILDER'S
Hull No. 0411 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars
Thirty Five Million Four Hundred and Thirty Three Thousand only (US$35,433,000)
for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By Evangelos G. Bairactaris       [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                          Date: 20th March, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 16th February 2004 with Epicurus Shipping Company, of Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47,000DWT Product/Chemical Tanker having the BUILDER'S
Hull No. 0412 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars
Thirty Five Million Four Hundred and Thirty Three Thousand only (US$ 35,433,000)
for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                          Date: 20th March, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 16th February 2004 with Laredo Maritime Inc., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47,000DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0413
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Five
Million Four Hundred and Thirty Three Thousand only (US$ 35,433,000) for the
VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT, This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Canvey Shipmanagement Ltd., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47,000 DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0445
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Nine
Million Three Hundred Seventy Seven Thousand only (US$ 39,377,000) for the
VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after, deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Lorenzo Shipmanagement Inc., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 47000 DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0446
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Nine
Million One Hundred Seventy Five Thousand only (US$ 39,175,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 6S3, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712,
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Splendor Shipholding S.A., of
Marshall Island (hereinafter called the "BUYER") providing for the construction of one (1) 47,000 DWT Product/Chemical Tanker having the BUILDER's Hull No. 0447
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Nine
Million One Hundred Seventy Five Thousand only (US$ 39,175,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name : Evangelos G. Bairactaris
                                        Title : Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                        Date: 12th January, 2004

                             PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with Gladiator Marine Inc., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER's Hull No. 0311
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Two
Million One Hundred Thousand only (US$ 32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price
(whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers,
(hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name : Evangelos G. Bairactaris
                                        Title : Attorney in Fact

                                     0311-2

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date:  12th January, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with Shipping Rider Co., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0312
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Two
Million One Hundred Thousand only (US$ 32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price
(whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers,
(hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     0311-2

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                        Date: 12th January, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with Centurion Navigation
Limited, of Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER'S
Hull No. 0313 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars
Thirty Two Million One Hundred Thousand only (US$ 32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     0311-2

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date: 12th February, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with ourselves on behalf of
Polarwind Maritime S.A., of Marshall Islands (hereinafter called the "BUYER")
providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0314 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to
United States Dollars Thirty Two Million One Hundred Thousand only (US$
32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris. 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date: 12th February, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with ourselves on behalf of
Carnation Shipping Company, of Marshall Islands (hereinafter called the "BUYER")
providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER'S Hull No. 0315 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Two Million One Hundred Thousand only (US$
32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation arid issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great Saint Helens,
Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298 615, fax: 0044
207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

                                     BARCLAY
                                  Shipping LTD

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                       Date: 12th February, 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 19th December, 2003 with ourselves on behalf of
Tempest Maritime Inc., of Marshall Islands (hereinafter called the "BUYER")
providing for the construction of one (1) 37,000DWT Product/Chemical Tanker having the BUILDER's Hull No. 0316 (hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to
United States Dollars Thirty Two Million One Hundred Thousand only (US$
32,100,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and assigns under the
CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the BUYER in accordance with the terms of the
CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

                                                                       [GRAPHIC]

     The payment by the undersigned under this guarantee shall be" made forthwith upon receipt by us of written demand from you including a statement that the BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL)
that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Atlantas Shipping Company, of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000 DWT Product/Chemical Tanker having the BUILDER's Hull No. 0442
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Six
Million Two Hundred Forty Six Thousand only (US$ 36,246,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Belrose Maritime Inc., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000 DWT Product/Chemical Tanker having the BUILDER's Hull No. 0443
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Six
Million Two Hundred Forty Six Thousand only (US$ 36,246,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact

Hyundai Mipo Dockyard Co., Ltd. (the "BUILDER")
1381, Bangeo-Dong, Dong-Ku,
Ulsan, 682-712
Korea

                                                           Date: 1st August 2004

                              PERFORMANCE GUARANTEE

Gentlemen,

     In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated 15th July 2004 with Adrian Shipholding Inc., of
Marshall Islands (hereinafter called the "BUYER") providing for the construction of one (1) 37,000 DWT Product/Chemical Tanker having the BUILDER's Hull No. 0444
(hereinafter called the "VESSEL"), and providing, among other things, for payment of the CONTRACT price amounting to United States Dollars Thirty Six
Million Two Hundred Forty Six Thousand only (US$ 36,246,000) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby unconditionally and irrevocably guarantees to you, your successors and assigns, the due and faithful performance by the BUYER of all its liabilities and responsibilities under the
CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the contract price (whether on account of principal, interest or otherwise) by the
BUYER to you, your successors and assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, (hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER) and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned by the
BUYER in accordance with the terms of the CONTRACT. This guarantee will expire on delivery of the VESSEL to the BUYER.

     The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed and to have occurred precedent to the creation and issuance of this guarantee, and to constitute the guarantee the valid and legally binding obligation of the undersigned enforceable in accordance with its terms have been done and performed and have occurred in due and strict compliance with applicable laws.

     The payment by the undersigned under this guarantee shall be made forthwith upon receipt by us of written demand from you including a statement that the
BUYER is in default of payment of the amounts (including, but not limited to, the instalment(s) payable prior to or upon delivery of the VESSEL) that were due under the CONTRACT, without requesting you to take any or further procedure or step against the BUYER. In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.

     This guarantee shall be governed by and interpreted in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the Courts of England and appoints Field & Morris, 36 Great
Saint Helens, Bishopsgate, London EC3A 6AP, United Kingdom, tel.: 0044 207 3298
615, fax: 0044 207 2366 683, to receive service of proceedings in such courts on its behalf.

                                        Very truly yours,

                                        For and on behalf of
                                        Barclay Shipping Ltd.

                                        By /s/ Evangelos G. Bairactaris   [SEAL]
                                           ----------------------------
                                        Name: Evangelos G. Bairactaris
                                        Title: Attorney in Fact